                            JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of American Real Estate Investment Corporation and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

    In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 31st day of December, 1998.



                                       AEW Capital Management, L.P.

                                       By:   AEW Capital Management, Inc.,
                                             its general partner

                                       By:   /s/ J. Grant Monahon
                                             ------------------------------
                                             Name: J. Grant Monahon
                                             Title: Vice President


                                       AEW Capital Management, Inc.

                                       By:   /s/ J. Grant Monahon
                                             ------------------------------
                                             Name: J. Grant Monahon
                                             Title: Vice President

                                       AEW TSF, L.L.C.

                                       By:   AEW TSF, Inc., its managing member

                                       By:   /s/ J. Grant Monahon
                                             ------------------------------
                                             Name: J. Grant Monahon
                                             Title: Vice President


                                       AEW TSF, Inc.

                                       By:   /s/ J. Grant Monahon
                                             ------------------------------
                                             Name: J. Grant Monahon
                                             Title: Vice President



                                       AEW Targeted Securities Fund, L.P.

                                       By:   AEW TSF, L.L.C., its
                                             general partner

                                       By:   AEW TSF, Inc., its managing
                                             member

                                             /s/ J. Grant Monahon
                                             ------------------------------
                                             Name: J. Grant Monahon
                                             Title: Vice President